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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                  JULY 1, 1998


                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    State of Delaware        033-33594-FW                75-2057054
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


               650 S. Royal Lane, Suite 100, Coppell, Texas 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (972) 393-3800

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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            On July 15, 1998, Craftmade International, Inc., a Delaware
corporation (the "Company"), filed a current report on Form 8-K reporting that the Company acquired Trade Source International, Inc., a California corporation ("TSI"), pursuant to the merger of TSI with and into Trade Source International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company. This amendment to that report is filed for the purpose of presenting the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS.

            (a)            Financial statements of businesses acquired.

            The financial statements required by 7(a) of Form 8-K with respect to TSI are included in this report as Exhibit 99.8 hereto and incorporated by reference herein.

            (b)            Pro forma financial information.

            The pro forma financial information required by Item 7(b) with respect to the acquisition of TSI is included in this report as Exhibit 99.9 hereto and incorporated by reference herein.

            (c)            Exhibits

            2.1 Agreement and Plan of Merger, dated as of July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, Neall and Leslie Humphrey, John DeBlois, the Wiley Family Trust, James Bezzerides, the Bezzco Inc. Employee Retirement Trust and Trade Source International, Inc., a California corporation, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            4.1            Certificate of Incorporation of the Company, filed as
                           Exhibit 3(a)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference herein.

            4.2 Certificate of Amendment of Certificate of Incorporation of the Company, dated March 24, 1992 and filed as Exhibit 4.2 to the Company's Form S-8 (File No. 333-44337) and incorporated by reference herein.

            4.3            Amended and Restated Bylaws of the Company, filed as
                           Exhibit 3(b)(2) to the Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW) and incorporated by reference herein.

            4.4 Specimen Common Stock Certificate, filed as Exhibit 4(a) to the Company's Registration Statement on Form S-18 (File No. 33-33594-FW) and incorporated by reference herein.

            23.1*          Consent of Campbell, Benn & Taylor.





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            99.1           Voting Agreement, dated July 1, 1998, by and among
                           James R. Ridings, Neall Humphrey and John DeBlois, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            99.2 Third Amendment to Credit Agreement, dated July 1, 1998, by and among Craftmade International, Inc., a Delaware corporation, Trade Source International, Inc., a Delaware corporation, Chase Bank of Texas, National Association (formerly named Texas Commerce Bank, National Association) and Frost National Bank (formerly named Overton Bank and Trust), filed as
                           Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33- 33594-FW) and incorporated by reference herein.

            99.3 Consent to Merger by Chase Bank of Texas, National Association and Frost National Bank, filed as Exhibit
                           2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            99.4 Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Neall Humphrey, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            99.5 Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and Leslie Humphrey, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            99.6 Employment Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Trade Source International, Inc., a Delaware corporation, and John DeBlois, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

            99.7 Registration Rights Agreement, dated July 1, 1998, by and among Craftmade International, Inc., Neall and Leslie Humphrey and John DeBlois, filed as Exhibit
                           2.1 to the Company's Current Report on Form 8-K (File No. 33- 33594-FW) and incorporated by reference herein.

            99.8* Audited consolidated financial statements of Trade Source International, Inc., as of December 31, 1997, and for the year then ended related footnotes and the independent auditor's report thereon.

                           Unaudited condensed consolidated balance sheet of Trade Source International, Inc., as of June 30, 1998, condensed consolidated statements of income and of cash flows for the six months then ended and related footnotes.

            99.9* Unaudited proforma consolidated balance sheet of Craftmade International, Inc., as of June 30, 1998, unaudited proforma consolidated statement of income for the year then ended and related footnotes.

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*           Filed herewith.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRAFTMADE INTERNATIONAL, INC.



Date:  September 14, 1998             By: /s/ James R. Ridings
                                          ---------------------
                                          Name:   James R. Ridings
                                          Title:  President and Chief Executive
                                                  Officer




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------

2.1                     Agreement and Plan of Merger, dated as of July 1, 1998, by and among
                        Craftmade International, Inc., Trade Source International, Inc., a Delaware
                        corporation, Neall and Leslie Humphrey, John DeBlois, the Wiley Family
                        Trust, James Bezzerides, the Bezzco Inc. Employee Retirement Trust and Trade
                        Source International, Inc., a California corporation, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-FW) and
                        incorporated by reference herein.

4.1                     Certificate of Incorporation of the Company, filed as Exhibit 3(a)(2) to the
                        Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW)
                        and incorporated by reference herein.

4.2                     Certificate of Amendment of Certificate of Incorporation of the Company,
                        dated March 24, 1992 and filed as Exhibit 4.2 to the Company's Form S-8
                        (File No. 333-44337) and incorporated by reference herein.

4.3                     Amended and Restated Bylaws of the Company, filed as Exhibit 3(b)(2) to the
                        Company's Post Effective Amendment No. 1 to Form S-18 (File No. 33-33594-FW)
                        and incorporated by reference herein.

4.4                     Specimen Common Stock Certificate, filed as Exhibit 4(a) to the Company's
                        Registration Statement on Form S-18 (File No. 33-33594-FW) and incorporated by reference herein.

23.1*                   Consent of Campbell, Benn & Taylor.

99.1                    Voting Agreement, dated July 1, 1998, by and among James R. Ridings, Neall
                        Humphrey and John DeBlois, filed as Exhibit 2.1 to the Company's Current
                        Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

99.2                    Third Amendment to Credit Agreement, dated July 1, 1998, by and among
                        Craftmade International, Inc., a Delaware corporation, Trade Source
                        International, Inc., a Delaware corporation, Chase Bank of Texas, National
                        Association (formerly named Texas Commerce Bank, National Association) and
                        Frost National Bank (formerly named Overton Bank and Trust), filed as
                        Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-
                        FW) and incorporated by reference herein.

99.3                    Consent to Merger by Chase Bank of Texas, National Association and Frost
                        National Bank, filed as Exhibit 2.1 to the Company's Current Report on Form
                        8-K (File No. 33-33594-FW) and incorporated by reference herein.


99.4                    Employment Agreement, dated July 1, 1998, by and among Craftmade
                        International, Inc., Trade Source International, Inc., a Delaware
                        corporation, and Neall Humphrey, filed as Exhibit 2.1 to the Company's
                        Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

99.5                    Employment Agreement, dated July 1, 1998, by and among Craftmade
                        International, Inc., Trade Source International, Inc., a Delaware
                        corporation, and Leslie Humphrey, filed as Exhibit 2.1 to the Company's
                        Current Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

99.6                    Employment Agreement, dated July 1, 1998, by and among Craftmade
                        International, Inc., Trade Source International, Inc., a Delaware
                        corporation, and John DeBlois, filed as Exhibit 2.1 to the Company's Current
                        Report on Form 8-K (File No. 33-33594-FW) and incorporated by reference herein.

99.7                    Registration Rights Agreement, dated July 1, 1998, by and among Craftmade
                        International, Inc., Neall and Leslie Humphrey and John DeBlois, filed as
                        Exhibit 2.1 to the Company's Current Report on Form 8-K (File No. 33-33594-
                        FW) and incorporated by reference herein.

99.8*                   Audited consolidated financial statements of Trade Source International,
                        Inc., as of December 31, 1997, and for the year then ended, related footnotes and the independent auditor's report thereon.

                        Unaudited condensed consolidated balance sheet of Trade Source
                        International, Inc., as of June 30, 1998, condensed consolidated statements of income and of cash flows for the six months then ended and related footnotes.

99.9*                   Unaudited pro forma consolidated balance sheet of Craftmade International,
                        Inc., as of June 30, 1998, unaudited proforma consolidated statement of income for the year then ended and related footnotes.




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*  Filed herewith.